UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):June 1, 2007

SENTO CORPORATION
(Exact name of registrant as specified in its charter)

Utah	000-06425	87-0284979
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

420 East South Temple, Suite 400 Salt Lake City, Utah		84111
(Address of principal executive offices)		(Zip Code)

(801) 431-9200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS

On June 4, 2007, Sento Corporation received notice that on June 1, 2007, a significant customer of the Company, Amp’d Mobile, filed a voluntary petition for relief under Chapter 11 of the United States Code. As of the date of the filing the Company was owed nearly $1.8 million by Amp’d Mobile, mainly for services rendered, and will create a reserve for the required amount. The Company has retained counsel to protect its interests in the Bankruptcy Court in this matter. The Company is continuing to evaluate the effect on the Company of Amp’d Mobile bankruptcy.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

99	Miscellaneous
99.01	Public release dated June 7, 2007	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTO CORPORATION

Date: June 7, 2007	By	/s/ Brian Maloy
Brian Maloy, Chief Financial Officer

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